UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 2, 2016

VirnetX Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

308 Dorla Court, Suite 206
Zephyr Cove, Nevada 89448
(Address of principal executive offices, including zip code)

(775) 548-1785
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)
The 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of VirnetX Holding Corporation (the “Company”) was held on June 2, 2016. The matters that were voted upon at the 2016 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

(b)
At the 2016 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominee for Class III director; and (ii) ratified the appointment of Farber Hass Hurley LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2016.

Proposal 1: Election of one Class III director to serve until the 2019 Annual Meeting of Stockholders:

	Votes For	Votes Withheld*	Broker Non-Votes*
Michael F. Angelo	15,453,096	2,387,134	24,841,998

*	Votes withheld and broker non-votes do not affect the outcome of the election.

Proposal 2: Ratification of the appointment of Farber Hass Hurley LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,919,873	786,719	975,636	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRNETX HOLDING CORPORATION

Date: June 8, 2016	By:	/s/ Kendall Larsen
Kendall Larsen
Chief Executive Officer